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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 24, 1998

                     Structured Asset Securities Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                    33-49129                 74-2440858
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(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)              File Number)           Identification No.)

 200 Vesey Street, New York, New York                       10285
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(Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code (212) 526-7000
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

      On November 24, 1998, a single series of certificates, entitled LB Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C4 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of November 1, 1998, entered into by and among Structured Asset Securities Corporation (the "Registrant") as depositor, First Union National Bank, as master servicer, Lennar Partners Inc., as special servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank N.V., as fiscal agent. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Certain classes of the Certificates, designated Class A-1-a, Class A-1-b, Class A-2, Class B, Class C, Class D, Class E and Class X (collectively, the "Underwritten Certificates"), were registered under the Registrant's registration statement on Form S-3 (no. 333-49129) and sold to Lehman Brothers Inc. (the "Underwriter") pursuant to an underwriting agreement (the "Underwriting Agreement"), dated as of November 17, 1998, entered into by and between the Registrant and the Underwriter. The Underwriting Agreement is attached hereto as Exhibit 1.1.

Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

      Not applicable.

(b) Pro forma financial information:

      Not applicable.

(c) Exhibits:

Exhibit No.  Description

1.1 Underwriting Agreement, dated as of November 17, 1998, between Structured Asset Securities Corporation, as seller, and Lehman Brothers Inc., as underwriter.

4.1 Pooling and Servicing Agreement, dated as of November 1, 1998, among Structured Asset Securities Corporation, as depositor, First Union National Bank, as master servicer, Lennar Partners, Inc., as special servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank N.V. as fiscal agent.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 9, 1998

                                         STRUCTURED ASSET SECURITIES
                                         CORPORATION


                                         By: /s/ James Blakemore
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                                              Name: James Blakemore
                                              Title: Vice President
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                                  EXHIBIT INDEX

            The following exhibits are filed herewith:

Exhibit No.                                                           Page No.
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1.1               Underwriting Agreement, dated as of November
                  17, 1998, between Structured Asset Securities
                  Corporation, as seller, and Lehman Brothers
                  Inc., as underwriter.

4.1 Pooling and Servicing Agreement, dated as of November 1, 1998, among Structured Asset Securities Corporation, as depositor, First Union National Bank, as master servicer, Lennar Partners, Inc., as special servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank N.V. as fiscal agent.


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